SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: February 25, 2004
(Date of earliest event reported)

Banc of America Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-89322	56-1950039

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina	28255

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 386-2400

Item 5. Other Events.

     Attached are certain collateral term sheets (the “Term Sheets”) furnished to the Registrant by Banc of America Securities LLC (the “Underwriter”), the underwriter in respect of the Registrant’s proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2004-1 (the “Certificates”). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The Certificates will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-89322) (the “Registration Statement”). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99 Term Sheets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

	By:	/s/ Manish Parwani

Name: Manish Parwani Title: Vice President

Date: February 25, 2004

Exhibit Index

Item 601(a) of
Regulation S-K
Exhibit No.	Description	Page

99	Term Sheets

EXHIBIT 99

Term Sheets

BACM 2004-1 Red

Structural Summary

Delivery

Assumed Settlement Date: 03/10/04

	S&P/Fitch	Certificate Balance	Approx % of Pool	Approx. Credit	Cpn	Approx. Initial		Principal	Principal
Class	Ratings	or Notional Amount	Balance	Support	Type	Pass thru rate	AVL	Start Date	End Date

A1	AAA/AAA	84,601,018.00	6.374%	37.118%	Fixed	3.03500%	3.50	4/10/2004	2/10/2009
A2	AAA/AAA	128,044,055.00	9.648%	37.118%	Fixed	3.95200%	5.90	2/10/2009	8/10/2010
A3	AAA/AAA	100,065,758.00	7.540%	37.118%	Fixed	4.33900%	7.50	8/10/2010	3/10/2013
A4	AAA/AAA	521,853,980.00	39.320%	37.118%	Fixed	4.68900%	9.62	3/10/2013	1/10/2014
XP	AAA/AAA	—				1.07288%		N/A	N/A
B	AA / AA	31,520,604.00	2.375%	34.743%	Min(Fixed,WAC)	4.78800%	9.92	2/10/2014	2/10/2014
C	AA- / AA-	13,271,833.00	1.000%	33.743%	Min(Fixed,WAC)	4.84600%	10.15	2/10/2014	8/10/2014
D	A / A	29,861,625.00	2.250%	31.493%	Min(Fixed,WAC)	4.93800%	10.63	8/10/2014	11/10/2014
E	A- / A-	13,271,833.00	1.000%	8.125%	Min(Fixed,WAC)	4.99100%	10.67	11/10/2014	11/10/2014
A-1A	AAA/AAA	296,858,979.00	22.368%	37.118%	Fixed	4.50000%	8.38	4/10/2004	2/10/2014
F	BBB+ / BBB+	18,248,771.00	1.375%	6.750%	Min(Fixed,WAC)	5.25700%	10.67	11/10/2014	11/10/2014
G	BBB / BBB	11,612,854.00	0.875%	5.875%	Min(Fixed,WAC)	5.35600%	10.67	11/10/2014	11/10/2014
H	BBB- / BBB-	19,907,750.00	1.500%	4.375%	WAC	5.58950%	11.07	11/10/2014	11/10/2015
J	BB+ / BB+	6,635,917.00	0.500%	3.875%	Min(Fixed,WAC)	5.02500%	11.67	11/10/2015	11/10/2015
K	BB / BB	6,635,917.00	0.500%	3.375%	Min(Fixed,WAC)	5.02500%	11.67	11/10/2015	11/10/2015
L	BB- / BB-	8,294,896.00	0.625%	2.750%	Min(Fixed,WAC)	5.02500%	11.67	11/10/2015	11/10/2015
M	B+/B+	8,294,896.00	0.625%	2.125%	Min(Fixed,WAC)	5.02500%	13.25	11/10/2015	7/10/2018
N	B/B	3,317,958.00	0.250%	1.875%	Min(Fixed,WAC)	5.02500%	14.46	7/10/2018	10/10/2018
O	B-/B-	3,317,958.00	0.250%	1.625%	Min(Fixed,WAC)	5.02500%	14.58	10/10/2018	10/10/2018
P	NR/NR	21,566,730.00	1.625%	0.000%	Min(Fixed,WAC)	5.02500%	14.58	10/10/2018	10/10/2018
XC	AAA/AAA	1,327,183,332.00				0.05137%		N/A	N/A

This material is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.